UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2006

Commission File Number 333-102289

IN TOUCH MEDIA GROUP, INC.
formerly known as
UNIVERSAL HEALTHCARE
MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	01-0626963
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

205 South Myrtle Avenue	34695
Clearwater, Florida
(Address of principal executive offices)	(Zip Code)

(727) 465-0925
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountants.

(a)    On January 24, 2006, the Registrant dismissed Michael Johnson & Company, LLP (“Johnson”) as its independent certifying accountant. Michael Johnson & Company, LLP had been the independent registered public accounting firm for and audited the consolidated financial statements of Universal Healthcare Management Systems, Inc. (“Universal”) as of December 31, 2004 and the related consolidated statement of operations, cash flows and changes in stockholder equity for the year then ended and for the period December 26, 2001 (inception) to December 31, 2004. The reports of Johnson on the financial statements of Universal contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Universal’s ability to continue as a “going concern.” The decision to change accountants was approved unanimously by the Board of Directors of the Registrant and was based upon the Registrant’s desire to retain an accounting firm with offices closer to its pending new location in Clearwater, Florida. In April 2005, the Registrant consummated a merger and recapitalization with In Touch Media Group, Inc. (f/n/a Data Resource Consulting, Inc.) (“In Touch”). For financial statement purposes, the transaction was treated as a reverse merger and recapitalization whereby In Touch was deemed to be the acquirer.

        In connection with the audits for the two most recent fiscal years and through the date of dismissal on January 24, 2006, there have been no disagreements between the Registrant and Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

        The Registrant has made the contents of this Form 8-K filing available to Johnson and requested it to furnish a letter to the Securities and Exchange Commission as to whether Johnson agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of Johnson’s letter to the Commission will be filed as an amendment to this filing.

(b)    Effective January 24, 2006, the Registrant’s Board of Directors approved the engagement of Kingery & Crouse, P.A., Tampa, Florida (“Kingery”) as the Registrant’s independent accountants for the years ending December 31 2004 and December 31, 2005. Kingery has been In Touch’s independent registered public accounting firm for and audited the financial statements of In Touch for the years ending December 31, 2004 and December 31, 2003. Copies of such financial statements have been filed under cover of Form 8-K on July 20, 2005.

        During the two most recent fiscal years and through January 24, 2006, the Registrant did not consult with Kingery regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any other matter that was either the subject of disagreement or identified in response to Item 304(a)(1)(iv) of Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2006	IN TOUCH MEDIA GROUP, INC.

	By:	/s/ Laura Betterly
	Print Name:	Laura Betterly
	Title:	President and Chief Executive Officer